PHARMA-BIO SERV INC.

Corporate Presentation

September 2015

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the U.S. federal securities laws, which statements may include information regarding the plans, intentions, expectations, future financial performance, or future operating performance of Pharma-Bio Serv. Forward-looking statements are based on the expectations, estimates, or projections of management as of the date of this presentation. Although Pharma-Bio Serv's management believes these expectations, estimates, or projections to be reasonable as of the date of this presentation, forward-looking statements are inherently subject to significant business risks, economic and competitive uncertainties, or other contingencies, which could cause its actual results or performance to differ materially from what may be expressed or implied in the forward-looking statements. Important factors that could cause Pharma-Bio Serv's actual results or performance to differ materially from the forward-looking statements include those set forth in the "Risk Factors" section of Pharma-Bio Serv's Annual Report on Form 10-K for the year ended October 31, 2014 and in its other filings with the Securities and Exchange Commission, which filings are available on www.sec.gov. Pharma-Bio Serv disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

Integrated Services Overview


PHARMA-BIOSERV
SCIENZALABS
QUALITY TESTING SERVICES
METROLOGIX
CALIBRATION SERVICES
PHARMASERV
Academy
EFFICIENT & COMPLIANT OPERATION
CONTINUOUS REGULATORY COMPLIANCE
PROJECT MANAGEMENT
LABORATORY & CALIBRATION SERVICES
ADVANCED KNOWLEDGE MANAGEMENT
QUALIFICATION & VALIDATION
TECHNOLOGY TRANSFER
REGULATORY AFFAIRS
QUALITY AND OPERATIONAL SYSTEMS SUPPORT & REMEDIATION
RISK MANAGEMENT
PROJECT MANAGEMENT OFFICE
STRATEGIC PLANNING, IMPROVEMENT, EXECUTION
MICROBIOLOGY & CHEMICAL ANALYTICAL SERVICES
METHODS TRANSFER & METHODS VALIDATION
ON-SITE CALIBRATION & PROGRAM MANAGEMENT
WORK FORCE ENHANCEMENT
INFORMATION TECHNOLOGY
TECHNICAL TRAINING

Validation & Compliance Consulting



Global Life Sciences Industry Leader In Regulatory Compliance And Other Regulated Industry Support Services.



FDA and International agencies regulatory compliance related services

- ✧ Pharmaceutical
- ✧ Biotechnology
- ✧ Chemical
- ✧ Medical Device
- ✧ Cosmetic
- ✧ Food and Allied Products Industries

Validation & Compliance Consulting

Clients include:

✓ 8 of the Top 10 Global Bio-Pharma Companies

✓ 7 of the Top 10 Global Medical Technology Companies

- Recognized for 10 consecutive years as one of the top Validation & Compliance Service companies in Puerto Rico by Caribbean Business.
- Offices in the United States, Europe, South America and the Caribbean and over 22 years of regulated industry support experience.


WB 3
WB 2
SAMPLE

Core Business

PHARMA-BIO SERV INC.
Validation & Compliance

Consultancy & Industrial Services (PBSV)

- Validation, CSV & Project Management
- Regulatory Affairs, Compliance & Quality Systems
- Technology Transfer; Commissioning & Qualification
- Quality Risk Management
- FDA, PAI and Regulatory Agencies Readiness

SCIENZA LABS
QUALITY TESTING SERVICES

FDA REGISTERED

ISO 9001

NMSDC

EUROPEAN MEDICINES AGENCY
SCIENCE MEDICINES HEALTH

Analytical Laboratory Testing Services (Scienza Labs) located in Puerto Rico & Spain

- Validated Microbiological and Chemical Analytical Testing
- Field Support
- Method Development and Validation
- Stability (all storage conditions available)

Comprehensive Support Services

PHARMASERV Academy

Training Services

- Full suite of state-of-the-art multi-disciplinary Technical And Regulatory Standards Training and Knowledge Management

METROLOGIX CALIBRATION SERVICES

Calibration Services

- On-site Calibration Services
- Risk-Based Calibration Program Management

Investment Highlights

- Industry Leader In Regulatory Compliance Consulting
- Organic & Acquisition Growth Strategy
- 2M Share Buyback In Place
- $14M Cash On Balance Sheet (a/o 4/30/15)
- Top Tier T. R. Winston & Company M & A Advisory Team members include Michael Meyers, M.P.H., Managing Director and Head Of Investment Banking, and Scott Gottlieb M.D., formerly FDA Deputy Commissioner and a Resident Fellow at the American Enterprise Institute, among other T.R. Winston professionals.
- Exceptional Management Team With A History Of Driving Strong Growth And Consistent Profits.



Key Statistics

Pharma-Bio Serv Inc.



Stock Symbol:	PBSV
Exchange:	OTC.QB
Recent Price:	$1.03 (8.31.15)
52-Week Range:	$0.83 to $1.40
Shares Outst:	23M (4.30.15)
Market Cap:	$23.7M (8.31.15)
2014 Revenue	$28M
2014 Net Income	$2.4M
Fiscal year End	Oct 31
Industry:	Regulatory Compliance Consulting
Headquarters:	Dorado, Puerto Rico

Recent Developments

- April 2015 – Formed Pharma-Brazil subsidiary to provide Latin American Compliance Consulting, Calibrations and support services.
- December 2014 – Retained T.R. Winston & Company to assist Pharma-Bio Serv in enhancing the Company's growth strategy through business development and mergers and acquisitions.
- October 2014 – Signed Strategic Collaboration Agreement With Quality Technical Iberica, S.L., supporting development of a new Pharma-Bio Serv Calibrations, Validation, HVAC And Clean Room Qualification Services division.
- June 2014 – Announced 2M Share Stock Buyback Program
- June 2014 – Received Presidential Award For Exports - The Highest Recognition Any U.S. Entity May Receive For Making A Significant Contribution To The Expansion Of U.S. Exports.

Financial Highlights

- Revenues of $11.3M, Net Income of $0.6 million for the six months ended April 30, 2015, a decrease of $2.3M and $0.3M respectively vs. 2014.
- Revenues of $27.6M, Net Income of $2.4 million for the year ended Oct 31, 2014, a decrease of $5.5M and $2.5M respectively vs. 2013.
- Record total net revenues of $33.1 million for the year ended October 31, 2013, an increase of approximately $3.8 million, or 13% vs. 2012.



Historical Perspective

✧ Exceptional Corporate Management Culture

✧ Never Experienced A Losing Quarter



Revenues- All Divisions
38,000,000
36,000,000
34,000,000
32,000,000
30,000,000
28,000,000
26,000,000
24,000,000
22,000,000
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
14,184,445
16,204,851
15,196,393
11,479,083
11,346,453
19,933,182
29,227,167
33,062,010
27,555,039
2006
2007
2008
2009
2010
2011
2013
2014

Integrated Services in Context


Research & Development
Pre-Approval
PBSV Integration
in the
Product Life Cycle
Scale-Up & Transfer
Commercial
Manufacturing
Post-Marketing

Our Results

Projects – Scale & Scope

Client Project Scale: $1k to $200M+	Projects Won: $1k to $5M+
Project Duration: 1 day to 5 years+	PBSV Resources: 1 to 90+

Integrated Services in Context

PBSV Services through the Product Life-Cycle

1. R&D
Pre-Clinical Studies
Development Strategic Guide
- Testing
- Tech Documentation
- Field Support
- QbD Development
- Project Management
- Reg Affairs

2. Pre-Approval
Phase I
Phase II
- Formulation
- Raw Material Characterization
- Tech Documentation
- Validation
- Consulting
- Reg Affairs
- Project Management

3. Scale-Up & Transfer
Phase III
Launch Readiness
- Regulatory Compliance
- Training
- Regulatory Affairs
- FDA Mock PAIs
- Selection of Suppliers
- C&Q for Facilities, Utilities & Equipment
- CSV
- Cleaning Validation
- Process Validation (Stage 2)
- Shipping Studies
- Holding Studies
- Licensing
- Testing for RM, Drug Product release
- Sample Storage and Stability Studies
- Calibration Risk Assessment

4. Commercial Manufacturing
Phase IV
Post-Approval
- Quality Systems support: Batch Records, SOPs, CCs, PQRs, Complaint Management, Process Improvements
- Training
- Testing Support
- Supplier Quality Audits and Management
- Temporary placements
- Software Development
- Stability Testing
- Post Approval Changes
- Labeling Changes
- Process Validation (Stage 3)
- Calibration Program Management & Optimization
- On-Site Calibration
- Shipping Validation and Distribution Studies

5. Post-Marketing
Rationalization & Decommissioning
- Instrument Post-Calibration
- Regulatory notifications
- Stability Analysis
- Outplacement
- Patent Expiration management/ Scale Down

Validation & Project Management

Projects – Scale and Scope

- Validation Master Plans
- Risk Based Validation
- Manufacturing Process Validation (PV)
- Packaging Process Validation (Pkg V)
- Cleaning Validation (CV)
- Analytical Methods Validation (MV)
- SW Validation & CSV – 21 CFR Part 11
- Capital Projects Management
- Shipping Validation

PHARMA-BIO SERV INC.



Technology Transfer Commissioning & Qualification

Projects – Scale and Scope

- Tech Transfer/Process Change Filings
- Tech Transfer Strategies – IQ, OQ, PQ
- Quality by Design / Risk Management
- NPI/New Technology Introduction
- Manufacturing Process Gap Analysis
- Equipment/Manufacturing Changes & Qualification
- Site, Component, Packaging, Batch Size Changes
- Process Research, Development, Characterization & DOE
- Design (DQ), Maintenance Systems & Facilities Qualification

PHARMA-BIO SERV INC.


WB 3
WB 2
SAMPLE

Regulatory Compliance & Quality Systems

Projects – Scale and Scope

- Enforcement – 483's, Warning Letters, Consent Decrees
- PAI Readiness/Mock-ups
- QS Compliance Audits – CAPA, APR's,
- Better Complaints Management and SOP development
- Gap Analysis, Remediation & Implementation Plans
- Stability Protocols & Programs
- Development and execution of GMP training programs

PHARMA-BIOSERV INC.



SAMPLE

Quality Risk Management

Projects – Scale and Scope

- Interpretation and Application of QRM Guidelines
- Risk Analysis & Assessment
- Risk ID & Control (FMEA, FMECA, FTA, HAZOP)
- QA Pyramid Compliance
- ICH Guidelines Compliance – Q8, Q9, Q10.
- Training & Education
- Auditing & Inspections
- Change Management & Control
- Development of Risk-Based Supplier Quality Programs and Execution

PHARMA-BIOSERV INC.



Regulatory Affairs

PHARMA-BIO SERV INC.

Projects – Scale and Scope

- US Agents
- Establishment Registrations
- Listing of Products
- Regulatory Dossiers Compliance Assessments
- Preparation of responses to FDA for 483's, Warning Letters, and Consent Decrees
- Preparation of CTD (all 5 modules)
- Preparation of 510k Packages
- Preparation of Pre Market Approval Packages
- Preparation of Regulatory Meetings and Briefing Packages
- Filings Requirements – Transfers & Post Approval Changes


WB 4
WB 3
WB 2
SAMPLE

Quality, Compliance and Fast Results!

Analytical, Microbiological testing, and Method Development and Validation Services to various industries:

- Pharmaceutical
- Medical Devices
- Biotechnology / Life Sciences
- Food & Cosmetics
- Government Agencies
- Others

FDA REGISTERED

CERTIFIED ISO 9001

NMSDC®

EUROPEAN MEDICINES AGENCY
SCIENCE MEDICINES HEALTH

PHARMA SERV Academy

Training Tailored To Accommodate Client Requirements Onsite

- ✓ cGMPs for Drugs, Biologics, Medical Devices, Cosmetics, Foods, and HCT/P
- ✓ Risk Based Cleaning Validation
- ✓ Quality Risk Management Workshop
- ✓ Process Validation – "Life Cycle Approach to Process Control"
- ✓ Risk Based Equipment Qualification
- ✓ Human Error Factors and Investigation Workshop
- ✓ How to Handle Regulatory Inspections
- ✓ Statistics Training
- ✓ Project Management
  - ✓ PMP Preparatory Course
  - ✓ MS Project Application
- ✓ Technical Writing
- ✓ Computer System Validation
- ✓ Validation Academy

METROLOGIX
CALIBRATION SERVICES

Metrologix provides cost-effective, compliant calibration services

- ✓ Calibration Program Management
- ✓ Laboratory & On-site Calibration Services
- ✓ Calibration Program Risk Assessment
- ✓ Compliance Auditing & Remediation Services
- ✓ Instrument Tolerance and Calibration Frequency Assessments
- ✓ Cold Chain Validation Services
- ✓ Temperature Mapping Services
- ✓ Instrument Rentals

Our Standards

We live by the same regulatory and quality standards as our customers. We are a Minority-Owned, FDA-Regulated, ISO Certified and SOX-Compliant Corporation.

FDA Inspected and Regulated

Certified as Minority-Business Enterprise (MBE)
PA/NJ/DE/CA/CAROLINAS/PR

ISO 9001 Certified

We are a Public Corporation Audited by the SEC and Compliant with Sabarnes-Oxley (SOX)

EUROPEAN MEDICINES AGENCY
SCIENCE MEDICINES HEALTH

EMA Inspected and Regulated

Categorized as "Critical Industry Supplier" by PR Government (Law 154)

Recognized Enterprise



Awarded as Woman Entrepreneur of the Year 2013



Excellence in Service Quality Award: Asociación de Productos de Puerto Rico of 2013. Scienza Labs was recognized on the Annual Meeting of Association of Puerto Rico Products



Federal Minority Business Enterprise Center (MBEC)



Johnson & Johnson Excellence Awards
2011 – Minority Supplier of the Year
2008 & 2009 – Consulting Labor and Professional Services Partner of the Year
2008 – Service Partner of the Year


AMGEN

AMGEN"'s Customer Service Award & Frist Supplier | 2010


The President's
E Award and
E Star Award
E
Recognizing Excellence in Exporting

Recipient of the President's "E" Award, for Export, in recognition of our achievements in making significant contributions to the increase of US exports.

Throughout our history we have been recognized by industry and community associations.

Leadership in Industry Associations

COMERCIO Y EXPORTACIÓN DE PUERTO RICO

Since 2010, Board Member of the Puerto Rico Economic Development "Export Commerce Council"

ISPE — International Society for Pharmaceutical Engineers (ISPE) Active Members (US and Spain)

PDA — Parental Drug Association (PDA). Active Members (US and Spain). Co-writers of the Process Validation and Technology Transfer PDA Technical Reports.

PIA — QA Committee Member at The PR-Pharmaceutical Industrial Association (PIA)

RAPS REGULATORY AFFAIRS PROFESSIONALS SOCIETY — Regulatory Affairs Professional Society (RAPS) Active Members (US and Spain) with US RA Certification

ASQ — Member of ASQ is a global community of People passionate about quality.

INDUSTRIALES PUERTO RICO — Since 2009, Executive Director, North Region of the Puerto Rico Manufacturers Association

MBDA — Since 2010, Board Member of the US Department of Commerce Washington, DC National Advisory Council of Minority Business Enterprise

Angeles Vivientes — Founders of "Ángeles Vivientes" and "Mi Sueño es…" Community Service Philanthropy Programs

Brazil-U.S. Business Council — The premier business advocacy organization dedicated to strengthening the economic and commercial relationship between the two countries.

AmChamSpain / SIBN — Members of the American Chamber of Spain, Ireland and of the Spanish Irish Business Network

Throughout our history we have been recognized by industry and community associations.

Global Growth Strategy

- ✧ Provide Additional Regulatory Compliance Services in U.S., South America & European Markets Organically And Through Strategic Acquisition
- ✧ Expand Geographic Reach Organically And Through Strategic Acquisition
- ✧ Invest In U.S., South America & European Infrastructure And Talent
- ✧ Drive Comprehensive Services Model





Differentiators





✧ Sustainable Long Term Customer Relationships

- ✓ Delivering Innovation and Cost Reduction results (Competitive Focus)
- ✓ Implementing Quality Risk Management Initiatives
- ✓ Delivering tangible results through Experience and Risk Based CQV
- ✓ Providing Full Product Life-Cycle Solutions (A single outsource alternative)

✧ Our People / Our Culture

- ✓ Expert Consultants & Trainers from Relevant Industries
- ✓ Our resources are Highly Skilled, Flexible, Client driven and customer focused
- ✓ Main Pillar ~ Code of Ethics & Business Conduct

✧ Global Presence, Local Services

- ✓ Ability to do global strategic rollouts; leverage on expertise
- ✓ Ability to work locally

✧ FDA Regulated Company

- ✓ Apply PBSV services to our own Laboratory Operations
- ✓ "Practice what we preach" approach
- ✓ SOX Compliant, FDA registered, EMA inspected, and ISO Certified Lab
- ✓ We are a public company (Ticker Symbol: PBSV)

Differentiators



- In June 2011, Pharma-Bio Serv obtained a new Grant of Industrial Tax Exemption pursuant to the terms and conditions set forth in Act No. 73 of May 28, 2008 ("the Grant") issued by the Puerto Rico Industrial Development Company ("PRIDCO").
- The Grant provides relief on various Puerto Rico taxes, including income tax, with certain limitations for most of the activities carried on within Puerto Rico, including those that are for services to parties located outside of Puerto Rico.

Track Record of Success



Co. Limerick Ireland
Madrid, Spain
Plymouth Meeting Pennsylvania
ngeles California
Dorado, Puerto Rico
Sao Paulo, Brazil

Over 22 Years of Experience

- Successful Management Team
- Headcount: 400+
- HQ in Puerto Rico with offices in U.S., Ireland, Spain and Brazil

1993
Elizabeth Plaza launchs PharmaServ an independent consulting practice.



1995
PharmaServ manages important technology transfer & process validation projects for J&J

1997
Company is incorporated as Plaza Consulting Group

1999
Company starts project in Italy

2000
PharmaServ supports C&Q and CSV projects in PR and USA

2002
PharmaServ Manages large compliance project (Consent Decree) for multi-national pharmaceutical client

40 under 40 Executive recognition

2003
Ernst & Young Entrepeneur of the Year

Powerful Business Women Award (Caribbean Business)

#1 of top 16 Validation Companies

"Executive of the Year Award (PR Industry Association)

2004
"Young Executive of the Year" (Caribbean Business)

#1 of top 18 Validation Companies (Caribbean Business)

Social Responsibility Program established "My Dream is..."

2005
#1 of top 21 Validation Companies (Caribbean Business)

2006
PharmaServ acquires NS, a Pennsylvania validation company, and registers Pharma-Bio Serv in Delaware

Company completes reverse merger, becoming Pharma-Bio Serv, and is publicly traded on OTC bulletin (PBSV)

#8 of "Best 20 Employers in PR"(all industries)

2008
Pharma-Bio Serv establishes European operations in Cork, Ireland (registers PBSV Ltd.)

J&J recognition as "Consulting Labor & Professional Services Partner of the Year"and "Service Partner of the Year"

#1 of top 15 Validation Companies

"Executive of the Year"Award (PR Industry Association)

2009
PBSV acquires Integratek, a PR IT and S/W Development Company

"Exporter of the Year"Award: Federal Minority Business Enterprise Center (MBEC)

J&J "Consulting Labor & Professional Services Partner of the Year"

#1 of top 15 Validation Companies (Caribbean Business)

2010
Caribbean Business Book of Lists Top 400

Philadephia Smart CEO (BRAVA Womens Business Achievements Awards)

Amgen "Customer Service"Award

#1 of top 13 validation companies

2011
Created "Living Angels"Social Responsibility Project

#1 of top 15 Validation Companies

Philadelphias Smart CEO Hall of Fame Award (BRAVA Womens Business Achievement Awards)

J&J "Diversity Partner of the Year" Award

PBSV establishes second European operation in Spain (registers PBSV S.L.)

2012
PBSV opens the Spain office in Alcobendas, Madrid

2013
PBSV is constituted as a Spanish company with brand name Pharma-Bio Serv S.L.

PBSV establishes office in Los Angeles, CA.

2014
Pharma-Bio Serv begins operations in Sao Paulo, Brazil

Elizabeth Plaza is awarded as Woman Entrepreneur 2013 by MBDA-PR

Recipient of the President's "E" Award, for Export, in recognition of our achievements in making significant contributions to the increase of US exports.

2015
PBSV launches calibration division Metrologix.

Scienza Labs EU located in Madrid, Spain

Our Ireland office relocates to Co. Limerick, Ireland.

Highly Experienced International Management Team

Global

Elizabeth Plaza
Founder & Chairman,
Global Operations
+1 . 787. 278 . 2709
eplaza@pharmabioserv.com

Víctor Sánchez
President & CEO,
Global Operations
+1 . 787. 330 . 2031
+34 . 91 . 452 . 9362
vsanchez@pharmabioserv.com

Pedro Lasanta
CFO, VP – Finance & Administration
Global Operations
+1 . 787. 278 . 2709
plasanta@pharmabioserv.com

United States

Magaly Aham
Vice President,
US Operations
+1 . 787. 330 . 3038
maham@pharmabioserv.com

Ileana B. Ayala
Business Developer,
US West Coast
+1-310-426-0303
iayala@pharmabioserv.com

Latin America

Armando Morales
Business Development Director,
For Puerto Rico and LATAM
+1 . 787. 278 . 2709
amorales@pharmabioserv.com

Puerto Rico

Myrna Orama
Director PR Operations,
+1 . 787. 278 . 2709
morama@pharmabioserv.com

Lizbeth Torres
Business Developer
+1 . 787 . 960 . 1117
ltorres1@pharmabioserv.com

Marilivette Curet
Business Developer
+1 . 787 . 243 . 2398
mcuret1@pharmabioserv.net

Europe

Fiona Gilchrist, PhD
Business Development Manager,
Ireland Operations
+ 35 . 383 . 443 . 4913
fgilchrist@pharmabioserv.com

Rosa Lázaro, PhD
Business Developer,
Spain Operations
+34 . 636 . 901 . 630
rlazaro@pharmabioserv.com

Divisions

Leo Cabranes
Business Development Manager
Pharma-Serv Academy
+1 . 787. 278 . 2709
lcabranes@pharmabioserv.com

César Mirabal
Calibration & Maintenance
Division Manager
+1 . 939 . 292 . 9288
cmirabal@pharmabioserv.com

Esteemed Board of Directors

- ✧ Elizabeth Plaza - Chairman of the Board since 2006, Founder
- ✧ Kirk Michel - Director since 2006
- ✧ Dov Perlysky - Director since 2004
- ✧ Howard Spindel - Director since 2006
- ✧ Irving Wiesen - Director since 2006

For More Information

Investor Relations

Scott Gordon, President
CorProminence
377 Oak Street
Concourse 2
Garden City, NY 11530
Office: 631.703.4900
Email: scottg@corprominence.com